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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) - January 20, 1998

                                   --------

                          LOCKHEED MARTIN CORPORATION
            (Exact name of registrant as specified in its charter)


           Maryland                 1-11437                  52-1893632
       (State of other      (Commission File Number)       (IRS Employer
       jurisdiction of                                   Identification No.)
        Incorporation)

6801 Rockledge Drive, Bethesda, Maryland              20817
(Address of principal executive offices)           (Zip Code)



                                (301) 897-6000
             (Registrant's telephone number, including area code)

                                   ---------

                                Not Applicable
            (Former name or address, if changed since last report)

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Item 5.  Other Events

        The Corporation is filing this Current Report on Form 8-K in order to provide the information contained in the Corporation's press release (and the financial tables attached thereto) dated January 20, 1998 which is included as
Exhibit 99 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

        Exhibit No.               Description
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            99                    Lockheed Martin Corporation Press Release (and
                                  the financial tables attached thereto) dated
                                  January 20, 1998.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LOCKHEED MARTIN CORPORATION


                                       /s/ STEPHEN M. PIPER
                                       --------------------
                                       Stephen M. Piper
                                       Associate General Counsel and
                                         Assistant Secretary

21 January 1998


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                               INDEX TO EXHIBITS

Exhibit No.           Description
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    99                Lockheed Martin Corporation Press Release (and the
                      financial tables attached thereto) dated January 20, 1998.